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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          June 28, 2001
                                                  -----------------------------


                                  Advanta Corp.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                        0-14120               23-1462070
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(State or Other Jurisdiction            (Commission          (IRS Employer
        of Incorporation)               File Number)         Identification No.)


        Welsh & McKean Roads,
P.O. Box 844, Spring House, Pennsylvania                          19477
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code        (215) 657-4000
                                                    ----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS.

           This report is being filed solely for the purpose of filing the press release included as Exhibit 99.1 to this report.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits.

           99.1   Press Release dated June 28, 2001.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Advanta Corp.
                                                   ----------------------------
                                                   (Registrant)


Date: June 28, 2001
                                            By:  /s/ Elizabeth H. Mai
                                                -------------------------------
                                                Elizabeth H. Mai
                                                Senior Vice President,
                                                Secretary and General Counsel


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                                 EXHIBIT INDEX


Exhibit             Description                                Method of Filing
-------             -----------                                ----------------
99.1                Press Release, dated June 28, 2001         Filed Electronically Herewith